[PRELIMINARY PROXY - NOT FOR DISTRIBUTION]

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934

     FILED BY REGISTRANT [X]       FILED BY A PARTY OTHER THAN REGISTRANT [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

The Diversified Investors Variable Funds - Diversified Investors Variable Funds
                              Balanced Subaccount
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHeCK THE APPROPRIATE BOX):
[X] No Fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                       AUSA LIFE INSURANCE COMPANY, INC.
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577

June 11, 1999

Dear Contract Holder:

On July 13, 1999 at 9:00 a.m. (Eastern time) we will hold a special meeting of contract holders of Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. ("AUSA") with unit interests in the Diversified Investors Variable Funds Balanced Subaccount (the "Subaccount") of The Diversified Investors Variable Funds, to vote on important proposals relating to the Subaccount.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

As a contract holder, you cast one vote for each $100 of dollar value of units that you own. By separate mailing you will obtain instructions from affected contract participants on how to vote your units.

Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card in accordance with instructions received from your contract participant. Items 1 and 2 have been carefully considered by AUSA, which is responsible for protecting your interests as a contract holder. AUSA believes that the proposals are fair and reasonable and recommends that contract holders and their participants vote in favor of the proposals.

The proposals you will vote on for the Subaccount are summarized below. Complete information is contained in the enclosed Proxy Statement.

   ITEM 1.   (a)  To instruct AUSA to vote to approve a new Investment
                  Subadvisory Agreement between Diversified Investment Advisors, Inc. and Payden & Rygel.

             (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.

   ITEM 2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Contract Holders and their Participants.

   ITEM 3. To transact such other business as may properly come before the Special Meeting of Contract Holders and any adjournments thereof.

After you have voted on Items 1 and 2, please be sure to RETURN YOUR SIGNED PROXY CARD.

This is your opportunity to voice your opinion on matters affecting the Subaccount. Your participation is extremely important, no matter how many or how few units you own.

We appreciate your prompt response.  Thank you.

Sincerely,


Robert F. Colby
Vice President and Assistant Secretary

                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 Manhattanville Road
                            Purchase, New York 10577

                 NOTICE OF SPECIAL MEETING OF CONTRACT HOLDERS

                            To be held July 13, 1999


Dear Participant:

Certain contributions made on your behalf to AUSA Life Insurance Company, Inc. with respect to the Group Variable Annuity Contract (the "Contract") issued by AUSA to the holder of the Contract (the "Contract Holder") have been allocated at your direction to the Diversified Investors Variable Funds Balanced Subaccount (the "Subaccount"), a subaccount of The Diversified Investors Variable Funds, a separate account of AUSA. All of the investable assets of the Subaccount are invested in Balanced Portfolio (the "Portfolio"), a series of Diversified Investors Portfolios (the "Trust"), which is a registered investment company.

The Portfolio has called a meeting of its investors, including the Subaccount, to vote on certain matters. AUSA, as the legal owner of all of the assets of the Subaccount, will vote on such matters in accordance with the instructions received from contract owners of the Group Variable Annuity Contracts with unit interests in the Subaccount, including the Contract Holder.

As a participant of record at the close of business on May 14, 1999 (the "Record Date"), you are entitled to instruct the Contract Holder as to how it should vote on certain proposals to be considered at a Special Meeting of Contract Holders described in the enclosed Notice of Special Meeting and at any adjournments thereof (the "Meeting"). The enclosed Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed to you and other participants by the Contract Holder on or about June 11, 1999.

The Meeting will be held at the offices of AUSA, 4 Manhattanville Road, Purchase, New York 10577, on July 13, 1999 at 9:00 a.m., Eastern time. You are entitled to provide the Contract Holder with voting instructions for the following proposals to be voted upon:

   ITEM 1.   (a)  To instruct AUSA to vote to approve a new Investment
                  Subadvisory Agreement between Diversified Investment Advisors, Inc. and Payden & Rygel.

             (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.

   ITEM 2. To instruct AUSA to authorize the Board of Trustees of the Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Contract Holders and their Participants.

   ITEM 3. To transact such other business as may properly come before the Special Meeting of Contract Holders and any adjournments thereof.

The proposals to be considered at the Meeting are discussed in the enclosed Proxy Statement. You are urged to read the enclosed Proxy Statement prior to completing your ballot instructing the Contract Holder how to vote.

To instruct the Contract Holder as to how to vote your interests in the Contract allocated to the Subaccount, you are asked to promptly mark your voting instructions on the enclosed ballot, then sign, date and mail it.

IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE THE INTERESTS REPRESENTED THEREBY FOR ThE PROPOSALS.

THE UNIT INTERESTS FOR WHICH THE CONTRACT HOLDER RECEIVES NO VOTING INSTRUCTIONS FROM PARTICIPANTS WILL BE VOTED BY THE CONTRACT HOLDER IN THE SAME PROPORTION AS UNIT INTERESTS FOR WHICH THE CONTRACT HOLDER DOES, IN FACT, RECEIVE VOTING INSTRUCTIONS.

AUSA is not aware of any matters, other than the specified proposals, to be acted upon at the Meeting. If any other matters come before the Meeting, the Contract Holder will vote upon such matters in its discretion. The Contract Holder reserves the right to vote for the adjournment of the Meeting for the purpose of further solicitation of voting instructions.

At any time prior to the vote by the Contract Holder of the interests in the Subaccount, you may revoke your voting instructions by written notice to the Assistant Secretary of AUSA at 4 Manhattanville Road, Purchase, New York, 10577.

In addition to solicitation by mail, ballots may be solicited by the Board of Directors, officers and employees of the Contract Holder without compensation therefor.

Very truly yours,

AUSA LIFE INSURANCE COMPANY, INC.

By:     Robert F. Colby
Title:  Vice President and Assistant Secretary

June 11, 1999

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED BALLOT, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION.

              THE DIVERSIFIED INVESTORS VARIABLE FUNDS a separate
                  account of AUSA Life Insurance Company, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                 NOTICE OF SPECIAL MEETING OF CONTRACT HOLDERS

                               To be held July 13, 1999


A Special Meeting of Contract Holders of Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. ("AUSA") with unit interests in the DIVERSIFIED INVESTORS VARIABLE FUNDS BALANCED SUBACCOuNT (the "Subaccount") of The Diversified Investors Variable Funds, a unit investment trust registered with the Securities and Exchange Commission, will be held at the offices of AUSA, 4 Manhattanville Road, Purchase, New York 10577, on July 13, 1999 at 9:00 a.m., Eastern time, for the following purposes:

   ITEM 1.   (a)  To instruct AUSA to vote to approve a new Investment
                  Subadvisory Agreement between Diversified Investment Advisors, Inc. and Payden & Rygel.

             (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.

   ITEM 2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Contract Holders and their Participants.

   ITEM 3. To transact such other business as may properly come before the Special Meeting of Contract Holders and any adjournments thereof.

THE BOARD OF DIRECTORS OF AUSA RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1
AND 2.

Only contract holders of record on May 14, 1999 will be entitled to vote at the Special Meeting of Contract Holders and at any adjournments thereof.

                                     Robert F. Colby,
                                     Vice President and Assistant Secretary

June 11, 1999

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLiCITATION.

                     DIVERSIFIED INVESTORS VARIABLE FUNDS
                              BALANCED SUBACCOUNT
             OF THE DIVERSIFIED INVESTORS VARIABLE FUNDS a separate
                  account of AUSA Life Insurance Company, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                                PROXY STATEMENT

This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of AUSA Life Insurance Company, Inc. ("AUSA") on behalf of The Diversified Investors Variable Funds (the "Diversified Account"), a separate account of AUSA, for use at a special meeting of contract holders (the "Contract Holders") of Group Variable Annuity Contracts (the "Contracts") issued by AUSA with unit interests ("Units") in the Diversified Investors Variable Funds Balanced Subaccount (the "Subaccount"), or any adjournment thereof, to be held at the offices of AUSA, 4 Manhattanville Road, Purchase, New York 10577, on July 13, 1999, 9:00 a.m., Eastern time (the "Meeting"). The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting. These materials are being mailed by the Board of Directors of AUSA on or about June 11, 1999.

The Subaccount is one of seventeen subaccounts of the Diversified Account, which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The Diversified Account was established by AUSA as a separate account under New York Insurance Law on November 30, 1993. The Subaccount was established on August 18, 1994. The mailing address of AUSA is 4 Manhattanville Road, Purchase, New York 10577. All of the investable assets of the Subaccount are invested in Balanced Portfolio (the "Portfolio"), a series of Diversified Investors Portfolios (the "Trust"), which is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

The annual report for the Subaccount for the period ended December 31, 1998, including audited financial statements, has previously been sent to Contract Holders and is available upon request without charge by contacting Catherine A. Mohr, AUSA Life Insurance Company, Inc., 4 Manhattanville Road, Purchase, New York 10577 or by calling AUSA toll-free at (800) 926-0044.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

The Subaccount is the holder of a beneficial interest in the Portfolio. AUSA, as legal owner of all the assets of the Subaccount, has been asked to vote on certain matters with respect to the Portfolio because the Portfolio has called a meeting of its investors to vote on such matters. AUSA will vote on such matters in accordance with the instructions received from Contract Holders. Each employee participating on the Record Date under a Contract issued to or adopted by a Contract Holder (a "Participant") shall have the right to give written instructions to the applicable Contract Holder with respect to the interest in the Portfolio attributable to his or her portion of the Units held in the Subaccount. Each Contract Holder shall provide voting instructions to AUSA with respect to its Units in accordance with the instructions received from its Participants.

If the accompanying form of proxy is executed properly and returned, the Units represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, Units will be voted for proposed Items 1 and 2. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Assistant Secretary of AUSA.

If sufficient votes to approve the proposed Items 1 and 2 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Units voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all Units that they are entitled to vote with respect to each Item for the proposed adjournment, unless directed to disapprove the Item, in which case such Units will be voted against the proposed adjournment.

The presence in person or by proxy of the holders of a majority of the Units of the Subaccount entitled to vote is required to constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as Units that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals. Because AUSA is the sole Contract Holder, a quorum will be present at the Meeting. AUSA, as sole Contract Holder, will vote its Units in accordance with instructions received from Participants, as described below.

The cost of soliciting proxies in the accompanying form, including any fees of any proxy soliciting agent, will be borne by the Portfolio. In addition to solicitation by mail, proxies may be solicited by the Board of Directors of AUSA, officers, and regular employees and agents of AUSA without compensation therefor. Diversified Investment Advisors, Inc. may reimburse Contract Holders and others for their expenses in forwarding proxy materials to Participants and soliciting them to provide instructions to the Contract Holders.

The close of business on May 14, 1999 has been fixed as the Record Date for the determination of (a) Contract Holders entitled to notice of and to vote at the Meeting, and (b) Participants entitled to give instructions to Contract Holders as to how to vote at the Meeting. Units with an aggregate dollar value of [AMOUNT] were outstanding as of the close of business on the Record Date. Contract Holders of record at the close of business on the Record Date will be entitled to one vote per $100 of dollar value of Units in the Subaccount, with fractional votes for amounts less than $100.

BACKGROUND

As disclosed in the Diversified Account's Prospectus, all of the investable assets of the Subaccount are invested in the Portfolio.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of any party to such agreement (the "Independent Trustees") on November 10, 1998. The Advisory Agreement was most recently submitted to a vote of the Contract Holders on January 3, 1994 in connection with its initial approval. Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects and employs, subject to the review and approval of the Board of Trustees of the Trust, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees of the Trust, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

Prior to March 31, 1999, Institutional Capital Corporation ("ICC"), a corporation having its principal offices at 225 West Wacker Drive, Chicago, Illinois 60606, served as the investment subadviser of the Portfolio pursuant to an Investment Subadvisory Agreement between ICC and the Adviser. As subadviser, ICC was responsible for determining the allocation of the Portfolio's assets between equity securities and fixed income and money market securities, selecting securities within those two broad categories, and otherwise managing the Portfolio's assets. The ICC Subadvisory Agreement was most recently approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, on November 10, 1998. The ICC Subadvisory

Agreement was most recently submitted to a vote of Contract Holders on January 3, 1994 in connection with its initial approval.

At a special meeting of the Board of Trustees of the Trust held on March 24, 1999, the Board considered, at the Adviser's recommendation, the termination of ICC as the subadviser of the Portfolio. The Board reviewed ICC's investment performance as subadviser. The Board also considered the Adviser's recommendation that two subadvisers, one specializing in managing equity securities and one specializing in managing fixed income securities, be hired to replace ICC. The Board then reviewed the Adviser's procedures for selecting new subadvisers. As discussed in Item 1 below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate the ICC Subadvisory Agreement and enter into new subadvisory agreements with Payden & Rygel ("Payden") and Aeltus Investment Management, Inc. ("Aeltus"). Accordingly, effective March 31, 1999, the Adviser terminated the ICC Subadvisory Agreement and entered into Subadvisory Agreements with each of Payden and Aeltus.

In accordance with the requirements of the 1940 Act, both the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement must be approved by the holders of beneficial interests in the Portfolio. AUSA, as the legal owner of all the assets of the Subaccount, has been asked to vote on the Subadvisory Agreements and the other items described in this proxy statement in accordance with the instructions received from the Contract Holders at the Meeting.

   ITEM 1.  (A)  TO INSTRUCT AUSA TO VOTE TO APPROVE A NEW INVESTMENT
                 SUBADVISORY AGREEMENT BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND PAYDEN & RYGEL.

            (B) TO INSTRUCT AUSA TO VOTE TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND AELTUS INVESTMENT MANAGEMENT, INC.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The terms of the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement are similar to those of the ICC Subadvisory Agreement. The material differences between the new Subadvisory Agreements and the ICC Subadvisory Agreement are the identity of the service provider, the effective date and termination date, the compensation payable by the Adviser to the applicable subadviser, and, in the case of the Aeltus Subadvisory Agreement, the standard of care applicable to Aeltus.

A description of the investment advisory fees to be paid by the Adviser to Payden and to Aeltus is set forth below under the caption "Investment Advisory Fees."

The Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement each became effective on March 31, 1999 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, will continue in effect through March 31, 2001, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. Each Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Payden Subadvisory Agreement may also be terminated by Payden, and the Aeltus Subadvisory Agreement may also be terminated by Aeltus, in each case upon 90 days' advance written notice to the Adviser. Each Subadvisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement, as under the ICC Subadvisory Agreement, Payden and Aeltus each will furnish continuing portfolio management services to the Portfolio with respect to the assets of the Portfolio allocated to it, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. Investment management decisions of Payden will be made by committee and not by managers individually. Investment management decisions of Aeltus will be made by a team headed by a designated portfolio manager having primary investment responsibility. Payden and Aeltus will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the ICC Subadvisory Agreement, the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement each provide that the subadviser shall be responsible only for managing the assets of the Portfolio in good faith and in accordance with investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) diversification of the Portfolio assets or selection of such investment guidelines, (ii) advice on, or management of, any other assets for the Adviser, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, and shall be indemnified by the Adviser for any loss in carrying out the terms and provisions of the agreement, including reasonable attorney's fees, indemnification to broker-dealers and futures commission merchants, fines, taxes, penalties and interest. Each subadviser, however, shall be liable for any liability, damages, or expenses of the Adviser arising out of the negligence (gross negligence, in the case of Aeltus), malfeasance or violation of applicable law by it or any of its employees in providing management under its Subadvisory Agreement; and, in such cases, the indemnification by the Adviser referred to above shall be inapplicable.

Contract Holders and Participants should refer to Exhibits A and B attached hereto for the complete terms of the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement, respectively. The description of the Subadvisory Agreements set forth herein is qualified in its entirety by the provisions of the Subadvisory Agreements as set forth in such Exhibits.

INVESTMENT ADVISORY FEES

Under both the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement, the Adviser (not the Portfolio) pays the subadvisers for their services on the basis of the following annual fee schedules:


                            Fee Schedule for Payden

                        .20% of the first $50 million of net assets
                            of the Portfolio allocated to Payden
                        .15% of the next $50 million of net assets
                            of the Portfolio allocated to Payden
                        .10% of net assets of the Portfolio allocated
                            to Payden in excess of $100 million


                            Fee Schedule for Aeltus

 .20% of the first $200 million of net assets of the Portfolio allocated to Aeltus
 .15% of the next $300 million of net assets of the Portfolio allocated to Aeltus
 .125% of the next $500 million of net assets of the Portfolio allocated to Aeltus
 .10% of net assets of the Portfolio allocated to Aeltus in excess of $1 billion


Under each Subadvisory Agreement, as under the ICC Subadvisory Agreement, net assets are equal to the market value of the Portfolio. Fees are calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio allocated to Payden or Aeltus by the fee schedule and dividing by twelve. Fees are paid by the Adviser quarterly.

The Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement each provide that if at any time during the term of the Subadvisory Agreement, Payden or Aeltus charges another of its clients a lower fee than that set forth above for the management of a similarly structured balanced fund, then the Adviser will also be charged the lower rate by Payden or Aeltus, as the case may be. The Adviser will benefit from the lower rate from the first day that it is in effect for the other client.

Under the ICC Subadvisory Agreement, the Adviser (not the Portfolio) paid ICC for its services on the basis of the following annual fee schedule:


                                ICC Fee Schedule

          .35% of the first $50 million of net assets of the Portfolio .30% of the next $50 million of net assets of the Portfolio
       .25% of the net assets of the Portfolio in excess of $100 million


Under the ICC Subadvisory Agreement, net assets were equal to the market value of the Portfolio. Fees were calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio by the fee schedule and dividing by twelve. Fees were paid by the Adviser quarterly.

Approval of the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement, by themselves, would have no effect upon the amount of advisory fees paid by the Portfolio to the Adviser. The Adviser, not the Portfolio, pays investment advisory fees to both Payden and Aeltus as subadvisers to the Portfolio.

Fees payable to ICC for services provided pursuant to the ICC Subadvisory Agreement for the period from January 1, 1998 to December 31, 1998 were $1,599,343.97. Neither ICC nor any affiliated person of ICC, nor any affiliated person of any such affiliated person, received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1998. There were no other material payments by the Adviser or the Portfolio to ICC, any affiliated person of ICC or any affiliated person of any such affiliated person, during the fiscal year of the Portfolio ended December 31, 1998.

Fees that would have been payable to Payden for services provided pursuant to the Payden Subadvisory Agreement for the period from January 1, 1998 to December 31, 1998, had the Payden Subadvisory Agreement been in effect for such period and assuming that Payden managed 40% of the Portfolio's assets at all times during the period, are $257,782.17. Fees that would have been payable to Aeltus for services provided pursuant to the Aeltus Subadvisory Agreement for the period from January 1, 1998 to December 31, 1998, had the Aeltus Subadvisory Agreement been in effect for such period and assuming that Aeltus managed 60% of the Portfolio's assets at all times during the period, are $511,259.88. The aggregate of these fees represents a 52% decrease from the amount of fees that would have been payable to ICC for such period under the ICC Subadvisory Agreement.

As of December 31, 1998, the Portfolio had net assets of $505,995,739.

For the Portfolio's fiscal year ended December 31, 1998, no commissions were paid to any broker (i) that is an affiliated person of the Portfolio, (ii) that is an affiliated person of any affiliated person of the Portfolio, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, ICC, Payden, Aeltus or the distributor of the Portfolio.

INFORMATION REGARDING PAYDEN

Payden is a California corporation having an office at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. 75.9%, 5.9% and 5.9% of Payden's stock is owned by Joan A. Payden, John P. Isaacson, and Scott A. King, respectively. The business address of each of these individuals is c/o Payden & Rygel, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. Payden is registered with the SEC as an investment adviser. Its primary business is providing fixed income investment counsel to its clients.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the members of the Board of Directors and the principal executive officer of Payden, as of March 31, 1999. The principal business address of each member of the Board of Directors and principal executive officer, as it relates to his or her duties at Payden, is the same as that of Payden, unless noted below.

NAME                     POSITION WITH PAYDEN         PRINCIPAL OCCUPATION


Joan Ann Payden          President and Chief          Investment adviser with
                         Executive Officer,           Payden & Rygel
                         Director

John Paul Isaacson       Managing Principal,          Investment adviser with
                         Director                     Payden & Rygel

Scott Anthony King       Managing Principal, Chief    Investment adviser with
                         Financial Officer,           Payden & Rygel
                         Director

No officer or Trustee of the Trust or Director of AUSA currently is an officer or employee of Payden or a member of Payden's Board of Directors. No officer or Trustee of the Trust or Director of AUSA has any other material direct or indirect interest in Payden or any other person controlling, controlled by or under common control with Payden. Since January 1, 1998, none of the Trustees of the Trust or Directors of AUSA has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Payden was or is to be a party.

MANAGEMENT ACTIVITIES. Payden's total assets under management as of March 1, 1999 totaled almost $27 billion.

INFORMATION REGARDING AELTUS

Aeltus is a Connecticut corporation that maintains its principal executive offices at 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is an indirect wholly-owned subsidiary of Aetna Inc., a financial services and health insurance company offering financial and health insurance products and services to clients nationally and internationally. Aetna's stock is listed for trading on the New York Stock Exchange. Aeltus is registered with the SEC as an investment adviser.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the members of the Board of Directors and the principal executive officer of Aeltus, as of April 1, 1999. The principal business address of each member of the Board of Directors and principal executive officer, as it relates to his duties at Aeltus, is the same as that of Aeltus, unless noted below.

NAME                       POSITION WITH            PRINCIPAL OCCUPATION
                           AELTUS


Lennart Alan Carlson       Managing Director        Managing Director,
                                                    Aeltus Fixed Income
                                                    Department


James Scott Fox            Chief Operating          Chief Operating Officer,
                           Officer, Chief           Chief Financial Officer
                           Financial Officer and    and Director of Aeltus
                           Director

Steven Craig Huber         Managing Director        Managing Director,
                                                    Aeltus Fixed Income
                                                    Department


John Y. Kim                President, Director      President, Director and
                           and Chief Executive      Chief Executive Officer
                           Officer                  of Aeltus

Neil David Kochen          Managing Director        Managing Director, Head
                                                    of Aeltus Fixed Income
                                                    Department


Thomas Joseph              Director                 President of Aetna
McInerney                                           Retirement Services, Inc.

Kevin Mark Means           Managing Director        Managing Director, Head
                                                    of Aeltus Equities
                                                    Department


Catherine Hale Smith       Director                 Chief Financial Officer of
                                                    Aetna Retirement
                                                    Services, Inc.


No officer or Trustee of the Trust or Director of AUSA currently is an officer or employee of Aeltus or a member of Aeltus' Board of Directors. No officer or Trustee of the Trust or Director of AUSA has any other material direct or indirect interest in Aeltus or any other person controlling, controlled by or under common control with Aeltus. Since January 1, 1998, none of the Trustees of the Trust or Directors of AUSA has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Aeltus was or is to be a party.

MANAGEMENT ACTIVITIES. As of March 12, 1999, Aeltus had approximately $49 billion of assets under management.

Aeltus acts as investment manager for registered investment companies with investment objectives similar to the Portfolio's. The name of each such fund, together with information concerning the fund's net assets and the fees paid to Aeltus for its services, are set forth in Exhibit C. The funds on the Exhibit are not necessarily managed in a manner consistent with Aeltus's management of Fund assets. Further, while Aeltus is managing only a portion of the Fund's assets, Aeltus manages all of the assets in the funds listed on Exhibit C.

THE EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Trust authorized the Adviser to terminate the ICC Subadvisory Agreement and approved the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement at a meeting held on March 24, 1999.

Before authorizing the Adviser to terminate the ICC Subadvisory Agreement, the Board of Trustees of the Trust reviewed with the Adviser its recommendations that the management structure of the Portfolio be changed and that the services of ICC as subadviser of the Portfolio be terminated. The Adviser reported that under the ICC Subadvisory Agreement, ICC was responsible for selecting the percentages of assets to be allocated to equity securities and to fixed income securities, and also selecting securities within those broad categories. The Adviser noted that ICC managed the equity portion of the Portfolio in the value style, and that, as with equities in general, in recent years the performance of the equity portion of the Portfolio had lagged the performance of equities managed in the growth style. The Adviser also noted that for the fixed income portion of the Portfolio, ICC had favored U.S. Treasury obligations, which also had affected performance. The Trustees reviewed ICC's performance under the ICC Subadvisory Agreement, noting that it had been below benchmark during each of the one-, three- and five-year periods ended December 31, 1998.

The Adviser reported that to address the Portfolio's performance issues, the Adviser proposed that it would perform the allocation of the Portfolio's assets between equity securities, on the one hand, and fixed income securities, on the other hand. The Adviser also proposed to hire two subadvisers, one specializing in managing equity securities, and the other specializing in managing fixed income securities. The Adviser noted that Aeltus, the proposed subadviser for equity securities, managed in a broad market, rather than a value-oriented style, and that Payden, the proposed subadviser for fixed income securities, managed to capture broader exposure to the fixed income market than by investing primarily in U.S. Treasury obligations.

The Board of Trustees of the Trust then reviewed the Adviser's procedures for selecting new subadvisers. The Trustees considered information with respect to each of Payden and Aeltus and whether the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement were in the best interests of the Portfolio and its holders of beneficial interests. The Trustees noted that in recent years the Portfolio had underperformed the benchmark selected for it, and that it was important to attempt to reverse that trend. The Trustees considered that the proposed combination of subadvisers could, under certain circumstances, help the Portfolio to outperform its benchmark, but that the possibility of underperformance, of course, had not been eliminated. The Trustees considered the nature and quality of services expected to be provided by each of Payden and Aeltus and reviewed and discussed information regarding each subadviser's fees and performance. In evaluating each subadviser's ability to provide services to the Portfolio, the Trustees considered information as to the subadviser's business organization, financial resources, personnel and other matters. The Trustees compared the investment performance of certain equity and fixed income accounts advised by each of Payden and Aeltus, respectively, and managed in a manner consistent with the proposed management of the Portfolio against various benchmarks and against the investment performance of the Portfolio's assets as managed by ICC.

Based upon its review, the Board of Trustees of the Trust concluded (a) that for relevant periods the Portfolio as managed by ICC underperformed its benchmark as well as a hypothetical portfolio which combined both Payden's and Aeltus's investment performance for such periods in managing assets of fund clients in a manner consistent with the proposed management of the Portfolio,
(b) the terms of each of the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (c) the fees provided in each of the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Trust, including all of the Independent Trustees, authorized the Adviser to terminate the ICC Subadvisory Agreement, approved each of the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement and voted to recommend the approval of each Subadvisory Agreement by the holders of beneficial interests in the Portfolio.

REQUIRED VOTE

Approval of each Agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the issuer's outstanding voting securities (a "1940 Act Majority").

AUSA, as legal owner of all the assets of the Subaccount, has been asked to vote on the approval of the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement in accordance with instructions received from Contract Holders at the Meeting. The percentage of the Subaccount's votes representing Contract Holders not voting at the Meeting will be voted by AUSA in the same proportion as those cast by Contract Holders who do, in fact, vote. Each Contract Holder will in turn provide voting instructions to AUSA with respect to the Contract Holder's Units in accordance with instructions received from its Participants. For Units for which no timely instructions from Participants are received, each Contract Holder will instruct AUSA to vote those Units in the same proportion as Units for which the Contract Holder does, in fact, receive voting instructions.

Because there are holders of beneficial interests in the Portfolio besides the Subaccount, it is possible that either or both of the Payden Subadvisory Agreement and the Aeltus Subadvisory Agreement will not be approved by the requisite vote, even if AUSA is instructed to vote in favor of the Subadvisory Agreements by a 1940 Act Majority of the outstanding Units of the Subaccount. It is also possible that either or both of the Subadvisory Agreements will be approved by the requisite vote, even if AUSA is instructed to vote against approval of the Subadvisory Agreements by a 1940 Act Majority of the outstanding Units of the Subaccount.

In the event that both Subadvisory Agreements do not receive the requisite investor approval, the Adviser would negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

THE BOARD OF DIRECTORS OF AUSA RECOMMENDS THAT CONTRACT HOLDERS AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF EACH OF THE PAYDEN SUBADVISORY AGREEMENT AND THE AELTUS SUBADVISORY AGREEMENT.

   ITEM 2. TO INSTRUCT AUSA TO AUTHORIZE THE BOARD OF TRUSTEES OF THE TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF CONTRACT HOLDERS AND THEIR PARTICIPANTS.

As discussed above, the Adviser selects and employs one or more subadvisers to make the day-to-day investment selections for the Portfolio, and reviews the subadvisers' continued performance. See "Background." The Adviser may terminate the services of any subadviser at any time; however, retaining the services of a new subadviser currently requires Portfolio investor approval.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by a 1940 Act Majority. This requirement currently applies to the appointment of any new or replacement subadviser to the Portfolio. However, the Trust has received exemptive relief from the Securities and Exchange Commission from these investor vote requirements. If this proposed Item 2 is approved by the Portfolio's investors, the Board of Trustees of the Trust would be able, without further investor approval, to appoint additional or replacement subadvisers so long as certain requirements are complied with. The Trustees would not, however, be able to replace the Adviser as investment adviser without complying with the 1940 Act and applicable regulations governing investor approval of advisory contracts.

This Item 2 is intended to facilitate the efficient supervision and management of the subadvisers by the Adviser and the Board of Trustees of the Trust. The Adviser continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees of the Trust replace a subadviser or appoint additional subadvisers, depending on the Adviser's assessment of which subadviser or combination of subadvisers it believes will optimize the Portfolio's chances of achieving its investment objective. If the Portfolio's investors approve this proposed Item 2, the Portfolio would no longer be required to call an investor meeting each time a new subadviser is appointed.

Contract Holder meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of contract holder scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of contract holder approval, any proposal to add or replace subadvisers would receive careful review. First, the Adviser would assess the Portfolio's needs and, if it believed additional or replacement subadvisers could benefit the Portfolio, would search for available investment subadvisers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a portfolio and its investors, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with the conditions contained in the Securities and Exchange Commission exemptive order, which include that the Portfolio furnish to its investors certain information about the additional or replacement subadvisers.

The Board of Directors of AUSA believes that the proposed authority for the Board of Trustees of the Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors is in the best interests of the Contract Holders of the Subaccount and their Participants.

REQUIRED VOTE

Authorizing the Board of Trustees of the Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors will require the approval of a 1940 Act Majority of the outstanding voting securities of the Portfolio, present in person or represented by proxy at a meeting of investors in the Portfolio.

THE BOARD OF DIRECTORS OF AUSA RECOMMENDS THAT THE CONTRACT HOLDERS AND THEIR PARTICIPANTS VOTE FOR AUTHORIZING THE BOARD OF TRUSTEES OF THE TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF CONTRACT HOLDERS AND THEIR PARTICIPANTS.

   ITEM 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF CONTRACT HOLDERS AND ANY ADJOURNMENTS THEREOF.

The management of AUSA knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in such proxy.

                             ADDITIONAL INFORMATION

The principal underwriter and distributor of the Contracts is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

As of the Record Date, no Directors or officers of AUSA owned beneficially or had the right to vote any outstanding Units of the Subaccount. As of the Record Date, AUSA owned of record 100% of the outstanding Units of the Subaccount.

Since neither the Diversified Account nor the Subaccount holds annual meetings of contract holders, Contract Holder proposals to be presented at any subsequent meeting of contract holders must be received by AUSA at its office within a reasonable time before the proxy solicitation is made.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                                    By Order of the Board of Directors,


                                    Robert F. Colby,
                                    Vice President and Assistant Secretary

June 11, 1999

PROXY CARD                                                       PROXY CARD

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                              BALANCED SUBACCOUNT
                                       OF
              THE DIVERSIFIED INVESTORS VARIABLE FUNDS A SEPARATE
                  ACCOUNT OF AUSA LIFE INSURANCE COMPANY, INC.

                         A PROXY FOR A SPECIAL MEETING
                  OF CONTRACT HOLDERS TO BE HELD JULY 13, 1999

     The undersigned owner of a group variable annuity contract (a "Contract") issued by AUSA Life Insurance Company, Inc. ("AUSA") with unit interests in the Diversified Investors Variable Funds Balanced Subaccount (the "Subaccount"), a subaccount of The Diversified Investors Variable Funds (the "Diversified Account"), revoking all Proxies heretofore given, hereby appoints each of Tom
A. Schlossberg, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of the undersigned its unit interests in the Subaccount which the undersigned is entitled to vote at the Special Meeting of Contract Holders of the Subaccount to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on July 13, 1999, at 9:00 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AUSA.

THE BOARD OF DIRECTORS OF AUSA RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. (a) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Payden &
       Rygel:

    ___FOR                    ___AGAINST                   ___ABSTAIN

   (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.:

   ____FOR                    ___AGAINST                   ___ABSTAIN

2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Contract Holders and their Participants.

   ___FOR                    ___AGAINST                    ___ABSTAIN

THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________                    _______________________________
                                        Signature of Contract Holder


NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

BALLOT                                                                BALLOT


                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                              BALANCED SUBACCOUNT
                                       OF
              THE DIVERSIFIED INVESTORS VARIABLE FUNDS A SEPARATE
                  ACCOUNT OF AUSA LIFE INSURANCE COMPANY, INC.

                       INSTRUCTIONS FOR A SPECIAL MEETING
                  OF CONTRACT HOLDERS TO BE HELD JULY 13, 1999

     The undersigned, a participant in a Group Variable Annuity Contract (the "Contract") issued by AUSA Life Insurance Company, Inc. ("AUSA"), hereby instructs the holder of the Contract (the "Contract Holder") to vote its unit interests in The Diversified Investors Variable Funds Balanced Subaccount (the "Subaccount"), a subaccount of the Diversified Investors Variable Funds (the "Diversified Account"), which are attributable to the undersigned's participation in the Contract and which the Contract Holder is entitled to vote at the Special Meeting of Contract Holders of the Subaccount to be held at 4 Manhattanville Road, Purchase, New York 10577 on July 13, 1999, at 9:00 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF DIRECTORS OF AUSA RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. (a) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Payden &
        Rygel:

   _____FOR                    _____AGAINST                   ____ABSTAIN

   (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.:

   _____FOR                    _____AGAINST                   ____ABSTAIN

2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Contract Holders and their Participants.

   _____FOR                    _____AGAINST                   ____ABSTAIN

THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________                ___________________________________
                                    Signature

                                    ___________________________________
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                                                                       EXHIBIT A
                        INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of March 31, 1999, by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Payden & Rygel, a California corporation ("Subadvisor").

                                  WITNESSETH:

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Balanced Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified openend management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees, subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised.

     Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked. The initial Statement of Investment Policy and Guidelines is attached hereto as Appendix I.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Payden & Rygel is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and separate accounts for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and outofpocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the

Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement Subadvisor will not manage any portfolio, any collective trust, open-end investment company registered under the Investment Company Act of 1940, Variable Insurance Contract registered under the Investment Company Act of 1940, or insurance company separate account that are offered to the types of employee benefit plans referred to in Schedule C and sponsored by competitors of Diversified in providing services to such types of employee benefit plans referred to in Schedule C and sponsored by competitors of Diversified in providing services to such types of employee benefit plans without providing Diversified with 60 days prior written notice. It is understood that Subadvisor shall not be limited by this section 6 with respect to any other portfolio that it may offer (such as a small, medium or large capitalization specific portfolio, a portfolio that includes a significant portion devoted to non-U.S. securities or a commingled vehicle that is not sponsored by a provider of bundled services to the types of employee benefit plans specified on Schedule C).

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a nonroutine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed any third party.

     13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                       Diversified Investment Advisors, Inc.

                                       By: _________________________________


                                       Payden & Rygel

                                       By: _________________________________

                                   APPENDIX I




                                                                  March 17,1999

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES

                                      FOR

                 THE FIXED INCOME PORTION OF THE BALANCED FUND

                                   MANAGED BY

                                 PAYDEN & RYGEL

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                 THE FIXED INCOME PORTION OF THE BALANCED FUND

                                   MANAGED BY

                                 PAYDEN & RYGEL



                               TABLE OF CONTENTS

I.      PURPOSE

II.     OBJECTIVES

III.    INVESTMENT GUIDELINES

IV.     PERFORMANCE EVALUATION

V.      COMMUNICATION

VI.     OTHER

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                 THE FIXED INCOME PORTION OF THE BALANCED FUND

                                   MANAGED BY

                                 PAYDEN & RYGEL


I.      PURPOSE

The purpose of this Statement of Investment Policy and Guidelines is to communicate the Fixed Income component of the Balanced Fund investment objectives, guidelines and performance evaluation standards adopted by Diversified Investment Advisers and its sub-adviser, Payden & Rygel.

This statement is intended to (1) help the subadvisor understand Diversified's investment goals, (2) identify portfolio management activities to be employed by the subadviser to achieve those goals, and (3) supply Diversified with a tool to monitor and evaluate the operations of the fund.

II.     OBJECTIVES AND CONSTRAINTS

The primary objectives of the fund are:
o    To achieve maximum total return.
o    To outperform the Lehman Brothers Aggregate Index over full market cycles.
o To achieve midsecond quartile or better performance among a group of peer funds as defined by recognized reporting services (e.g., Lipper, or Frank Russell) over 3-5 year periods.

The primary constraints for the fund are:
o To manage portfolio risk to be not substantially greater than the Lehman Aggregate index or peer funds annualized standard deviation over 3-5 year periods
o To maintain tracking error versus the Lehman Aggregate to within two percent on average over 3-5 year periods.

III.    INVESTMENT GUIDELINES

The investment guidelines specified below are in addition to portfolio compliance procedures necessary to meet legal and regulatory requirements.

(A)     Permissible securities

o Money market instruments, including Federal funds, repurchase agreements, commercial paper, bankers' acceptances, certificates of deposit.
o    U.S. Treasury bills, notes, and bonds.
o    U.S. Federal agency securities.
o    Mortgage-backed securities.
o    CMO's and nonagency CMO's.
o Domestic corporate notes, bonds, and debentures, including liquid securities issued under rule 144A.
o Below investment grade securities, within limits described below for quality in section E and sector guidelines in section G.
o Foreign notes and bonds, including Yankees, Euro-dollar, and nonU.S. dollar denominated securities (sovereign and corporate credits).
o    Asset-backed securities, including CBO's and CLO's.
o    Commercial mortgage-backed securities.
o    Taxable municipal securities.
o    Convertible bonds and preferred stock.
o    "When issued" securities, for permissible assets.
o    Forward purchase agreements, or TBA's (To Be Announced securities).
o    U.S. Treasury futures and Euro-dollar futures agreements.
o    Caps, floors, swaps, and options as permitted under section D, below.
o    Mortgage derivatives such as IO's and PO's to manage duration.
o    Bond warrants.

B)      Prohibited securities

o    Common stock.
o The following mortgage-backed derivative securities -- Inverse Floaters, Residuals (e.g., Z's), Cash Flow floaters.
o Structured Notes which have principal at risk, or interest payments tied to sectors outside the permissible category of securities.
o    Traditional illiquid private placements.
o Any other security outside the Permissible class (section A, above) without prior approval by Diversified (e.g., no REIT's, commodities).

C)      Leverage

The portfolio may not be leveraged.

D)      Derivatives

o    Derivatives may not be used for speculative purposes.
o Derivatives may be used as substitutes for cash securities where derivatives are cheaper.
o Derivatives may be used to hedge purchases and sales of securities, or to manage client cash flow (i.e., temporarily securitize cash).
o Derivatives may also be used to enhance portfolio yield in conjunction with a sales program (e.g., covered call writing).
o Forward contracts or other derivatives may be used to manage currency risk arising from non-dollar securities.
o Limits on derivative use reflect other portfolio guidelines regarding duration, quality, and so forth.

E)      Quality

o    Average portfolio quality of A or better (Standard & Poor's, or Moody's).
o Minimum rating of B, or better (S&P, Moody's) for individual securities at time of purchase.
o Up to 5% of the money market instruments may be rated A2/P2 at the time of purchase. All other money market instruments must be rated AI/PI. No A3/P3 issues are permitted.
o    Securities violating quality standards must be disposed within two weeks.

F)      Duration and Convexity

o Effective duration shall be maintained at +/- 20% of the duration of the benchmark Lehman Brothers Aggregate index at all times.

G)      Sector Allocations
                                                                 Normal
Index Class        Category               Minimum    Maximum    Position

Outside Index      1) Cash                   0%        50%          0%

Index              2) Governments           10%        80%         10%
Index              3) Corporates            10%        70%         30%
Index              4) Mortgage-Backed        10%        50%         35%

Outside Index      5) Basket Total:         0%:        40%:       25%:
                       a) High Yield         0%        35%         10%
                       b) Non-Dollar         0%        35%         10%
                       c) Converts & Pref    0%        10%          5%
                       d) Emerging Mkts.     0%         5%          0%

NOTES:  (1)    Corporates include ABS, Yankees, Euro-dollars, CBO's, CLO's.
        (2)    Mortgage-Backed includes Passthroughs, CMO's, Nonagencies, CMBS.
        (3)    Basket Total  covers High Yield,  Non-dollar,  Converts &
               Preferred, and Emerging Markets outside the benchmark (40% aggregate basket maximum)
        (4)    Non-dollar includes sovereign and corporate securities.

H)      Risk Controls

o No more than 5% invested in the instruments of any single issuer, except those of the U.S. Government, or its agencies, or instruments guaranteed by the U.S. Government
o    No more than 25% of the corporate sector in any one industry.
o    Tracking error budget of 2% around the benchmark index.

I)      Cash Management

o Cash will typically be nonnegative except for short periods (e.g., 1-5 business days) to manage unusual liquidity requirements with temporary automatic overdraft facilities.
o During unsettled market conditions, or periods of inverted yield curves, the portfolio cash holdings may be substantial to achieve risk or duration goals.
o Cash securities may be allocated to cover "when issued", TBA, or forward purchase agreements. Such holdings would be part of regular portfolio cash, rather than a segregated cash account.

IV.     PERFORMANCE EVALUATION

o The performance benchmark for the fund will be the Lehman Brothers Aggregate Index. It is expected that the fund will outperform the benchmark over 3-5 year periods by at least 10-150 basis points.
o Additionally, it is expected that the fund will be in the upper second quartile of peer universes (e.g., Lipper, Russell, or Morningstar), or better, over 3-5 year periods.
o Tracking error against the benchmark should not exceed 200 basis points over 3-5 year periods.

V.      COMMUNICATION

In addition to monthly and periodic communications to meet legal and regulatory compliance requirements:

o Monthly - conference calls to explain to designated Diversified analysts: the current portfolio position, recent trades and their rationale, market outlook for the fund, and expected portfolio actions.
o Quarterly - portfolio manager writeups covering material similar to monthly conference calls, but also including material specified by Diversified's communications department.
o Annually - meetings between interested parties to reaffirm or change the Investment Policy Statement. Biannual visits by Diversified personnel at the subadviser site to update due diligence.
o As needed on an ad hoc basis to explain major market moves in addition to other communications.
o Immediate notification regarding subadviser change in ownership, change in personnel involved in management of the account, conflicts of interest, pending lawsuits or government investigations, change in investment philosophy or discipline, or large absolute changes in assets under management.

VI.     OTHER

o Explanation of best execution trading practices, including soft dollar arrangements.
o Evidence of disaster recovery plan, including Y2K, and EURO conversion plans.
o Cooperation with audits (Diversified's internal or outside auditors, Diversified client auditors, or regulators).




Signed __________________________________          Date _________________
        (Payden & Rygel)


Signed __________________________________          Date _________________
        (Diversified Investment Advisers)

                                   SCHEDULE A

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Balanced Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, openend, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ subadvisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

     (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and outofpocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the

Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other brokerdealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a22(T) thereunder. Pursuant to such authorizations, an affiliated brokerdealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

               (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

               (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

               (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semiannual and annual reports to investors, proxy statements and tax returns;

               (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

               (v)    maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .45% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                             Diversified Investors Portfolios


________________________________    By:________________________________
                                         Tom Schlossberg
                                         Chairman and President



Attest:                             Diversified Investment Advisors, Inc.


________________________________    By:________________________________
                                         Gerald L. Katz
                                         Vice President and CFO

                                   SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the belowdescribed annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE

                      .0020 OF THE FIRST $50M NET ASSETS
                      .0015 OF THE NEXT $ 50M OF NET ASSETS
                      .0010 OF NET ASSETS IN EXCESS OF $100M

 Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

 Payden & Rygel agree that if at anytime during the term of this Subadvisory Agreement, Payden & Rygel offer another of its clients a lower fee than that set forth in this Schedule B for the management of a similarly structured Balanced Portfolio or Balanced Fund then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Payden & Rygel's other client. It is understood and agreed by both Payden & Rygel and Diversified that this paragraph is applicable solely to Diversified's Balanced Portfolio and not to any other fund/assets which Payden & Rygel now manages or may manage in the future on Diversified's behalf.

                                   SCHEDULE C

Target market for 401(a), 403(b) and 457 plans is those plans between $1 and $250 million.

                                                                       EXHIBIT B
                        INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of March 31, 1999, by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Aeltus Investment Management, Inc., a Connecticut corporation ("Subadvisor").

                                  WITNESSETH:

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Balanced Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified openend management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then current Registration Statement on Form N1-A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised. Diversified, however, will assume the responsibility for the actual voting of any voting rights.

     Should the Board of Trustees at any time establish an investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked. The initial Statement of Investment Policy and Guidelines is attached hereto as Appendix I.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Aeltus Investment Management, Inc. is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and outofpocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N1-A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the gross negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement, Subadvisor will not manage through any (1) openend investment company or insurance company separate account registered under the 1940 Act; (2) collective trust fund; or (3) insurance company separate account excepted from regulation under section 3(c)(11) of the 1940 Act, the equity portion of any balanced fund, in a substantially similar manner to the strategy employed by Subadvisor for Diversified under this Agreement, if such investment vehicles are designed primarily for retirement plans described on Schedule C attached hereto.

     Notwithstanding the preceding paragraph above, Subadvisor is not and will not be precluded from providing such management services on behalf of any mutual fund, collective trust fund, or insurance company separate account that is currently or in the future advised, underwritten, sponsored or otherwise organized by any entity that is an affiliated person of Subadvisor within the meaning of section 2(a)(3) of the 1940 Act.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a nonroutine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                  Diversified Investment Advisors, Inc.



                                  By: _______________________________________


                                  Aeltus Investment Management, Inc.



                                  By: _______________________________________

                                   APPENDIX I





                                                                  March 17,1999



                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                    THE EQUITY PORTION OF THE BALANCED FUND

                                   MANAGED BY

                                     AELTUS

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                    THE EQUITY PORTION OF THE BALANCED FUND

                                   MANAGED BY

                                     AELTUS





                               TABLE OF CONTENTS



I.      PURPOSE

II.     OBJECTIVES

III.    INVESTMENT GUIDELINES

IV.     PERFORMANCE EVALUATION

V.      COMMUNICATION

VI.     OTHER

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                    THE EQUITY PORTION OF THE BALANCED FUND
                                   MANAGED BY
                                     AELTUS

I.      PURPOSE

The purpose of this Statement of Investment Policy and Guidelines is to communicate the Equity component of the Balanced Fund investment objectives, guidelines and performance evaluation standards adopted by Diversified Investment Advisors and its sub-advisor Aeltus.

This statement is intended to (1) help the subadvisor understand Diversified's investment goals, (2) identify portfolio management activities to be employed by the subadviser to achieve those goals, and (3) supply Diversified with a tool to monitor and evaluate the operations and performance of the fund.

II.     OBJECTIVES AND CONSTRAINTS

The primary objectives of the fund are:
o    To provide capital appreciation with some current income.
o    To outperform the S&P500 index over full market cycles.
o To achieve midsecond quartile or better performance among a group of peer funds as defined by recognized reporting services and consulting organizations (e.g., Lipper, Frank Russell, Callan).

The primary constraint of the fund is:
o To manage the portfolio without excessive risk relative to the S&P500 Index, or peer funds, as measured by annualized standard deviation over 3-5 year periods.

III.    INVESTMENT GUIDELINES

In addition to legal requirements specified in the Diversified prospectus to conform with SEC requirements:

A)      Permissible securities

o Money market instruments, including U.S. Treasury bills, Federal funds, repurchase agreements, commercial paper, bankers' acceptances, certificates of deposit.
o    Common stocks of companies comprising the S&P500
o    S&P500 futures.

o    Preferred stocks of companies in the S&P500
o    Convertible debt S&P500 companies.

B) Prohibited Securities, and Limitations and Restrictions on Permissible Investments

For typical market conditions THE FOLLOWING APPLIES TO THE ENTIRE BALANCED
FUND:

o No more than 5% of the assets of the portfolio may be invested in the securities of any one issuer (other than U.S. government securities). PER
     SECTION 5(B) OF THE 1940 ACT, THIS RESTRICTION APPLIES ONLY TO 75% OF THE VALUE OF THE PORTFOLIO'S TOTAL ASSETS.
o No more than 25% of the assets of the portfolio may be invested in securities of issuers in any one industry.
o No more than 5% of the voting securities of any one issuer may be acquired.
o Illiquid securities may not exceed 15% of the portfolio under normal market conditions.
o The portfolio may not borrow funds except for temporary or emergency purposes.

C)      Leverage

o The portfolio may not be leveraged beyond shortterm (e.g., one to two week) marginal cash overdraft borrowing (e.g., 1-5% of the portfolio) resulting from temporary cash management.

D)      Derivatives

o    Derivatives may not be used for speculative purposes.
o S&P500 futures may be used to securitize cash inflows, and manage cash outflows.

E)      Capitalization Guidelines

o Portfolio weighed average market capitalization should not deviate by more than 20% from the S&P500 weighted average market cap.

F)      Sector Weights

o    Sector weights should remain within +/- 35% of the S&P500 sector weight.

G)      Risk Controls

o Tracking error versus the S&P500 index should not exceed 200 basis points on average over 3-5 year periods.

H)      Cash Management

o Typical cash balances will be maintained in a range of 0-5% under normal circumstances.
o Cash balances will not be less than zero except during temporary overdraft positions to efficiently manage shortterm cash requirements during periods of unusual market conditions (e.g., one to seven business days).

IV.     PERFORMANCE EVALUATION

o The performance benchmark for the fund will be the S&P500 Index. It is expected that the fund will outperform the benchmark by 100-150 basis points on average over 3-5 year periods, gross of fees.
o Additionally, it is expected that the fund will be in the upper second quartile of peer universes (specify -- Lipper, Russell, Callan or Morningstar), or better, over full market cycles.
o The foregoing performance objectives are to be accomplished without taking excessive risk. Specifically, the tracking error versus the S&P500 index should not exceed 200 basis points on average over 3-5 year periods.

V.      COMMUNICATION

In addition to monthly and periodic communications to meet legal and regulatory compliance requirements:

o Monthly--conference calls to explain to designated Diversified analysts: the current portfolio position, recent trades and their rationale, market outlook for the fund, and expected portfolio actions.

o Quarterly--portfolio manager writeups covering material similar to monthly conference calls, but also including material specified by Diversified's communications department.

o Annually--meetings between interested parties to reaffirm or change the Investment Policy Statement. Bi-annual visits by Diversified personnel at the subadvisor site to update due diligence.

o As needed on an ad hoc basis to explain major market moves between other communications.

o Immediate notification regarding subadvisor change in ownership, change in personnel involved in management of the account, conflicts of interest, pending lawsuits or government investigations, change in investment philosophy or discipline, or large absolute changes in assets under management.

VI.     OTHER

o Explanation of best execution trading practices, including soft dollar arrangements.
o Evidence of disaster recovery plan, including Y2K, and EURO conversion plans.
o Cooperation with audits (Diversified's internal or outside auditors, Diversified client auditors, or regulators).


Signed _____________________________________    Date ________________________
       (Aeltus)

Signed _____________________________________    Date ________________________
       (Diversified Investment Advisors)

                                   SCHEDULE A

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Balanced Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, openend, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ subadvisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

     (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and outofpocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the

Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other brokerdealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated brokerdealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

          (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

          (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

          (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semiannual and annual reports to investors, proxy statements and tax returns;

          (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

          (v)    maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .45% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                             Diversified Investors Portfolios


________________________________    By:________________________________
                                         Tom Schlossberg
                                         Chairman and President



Attest:                             Diversified Investment Advisors, Inc.


________________________________    By:________________________________
                                         Gerald L. Katz
                                         Vice President and CFO

                                   SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the belowdescribed annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE

                      .00200 OF THE FIRST $200M OF NET ASSETS
                      .00150 OF THE NEXT $300M OF NET ASSETS
                      .00125 OF THE NEXT $500M OF NET ASSETS
                      .00100 OF NET ASSETS IN EXCESS OF $1B

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

Aeltus Investment Management, Inc., agrees that if at anytime during the term of this Subadvisory Agreement, Aeltus offers another of its clients (other than a client that is an affiliated person of Aeltus) a lower fee than that set forth in this Schedule B for the management of a similarly structured Balanced Portfolio or Balanced Fund then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Aeltus's other client. It is understood and agreed by both Aeltus and Diversified that this paragraph is applicable solely to Diversified's Balanced Portfolio and not to any other fund/assets which Aeltus now manages or may manage in the future on Diversified's behalf.

                                   SCHEDULE C

Target market for 401(a), 403(b) and 457 plans is those plans with assets between $1 and $250 million.

                                                                      EXHIBIT C

SIMILAR INVESTMENT COMPANIES FOR WHICH AELTUS SERVES AS INVESTMENT ADVISER:

FUND NAME            NET ASSETS            ANNUAL RATE OF    FEE WAIVERS OR
                                           COMPENSATION      REDUCTIONS

Aetna Balanced       $1,852,355,501(1)     0.500% of net     None
VP, Inc.                                   assets

Aetna Balanced       $119,647,343(2)       0.800% of net     None
Fund                                       assets


















------------------

    (1)   Net assets as of December 31, 1998
    (2)   Net assets as of October 31, 1998